SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 27, 2004


                                True Health, INC.
             (Exact name of registrant as specified in its charter)

                                      Utah
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                                True Health, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                              (44) (0) 208 658 9575
          (Telephone number, including area code of agent for service)


ITEM 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 27, 2004, Kate Carpenter tendered her resignation as officer and a member of the Board of Directors of True Health, Inc. She left the company on December 3, 2004.

         Mr. Steven O'Toole who has taken over the interim management of the logistics department is henceforth appointed as Operations Director of Westmeria Health Care Limited, a subsidiary of True Health Inc. Mr. O'Toole assumes responsibility for IT and Logistical Operations. This follows the resignation and departure on December 3, 2004 of Kate Carpenter from the roles of officer of True Health Inc. and Operations Manager of Westmeria Health Care Limited. Mr. O'Toole had previously been IT Manager for Westmeria.

         On 30 October 2004 Mr. Alex Whear tendered his resignation as officer and a member of the Board of Directors of True Health, Inc. Upon expiry of his termination period, he will leave the company on January 31, 2004. Mr. Whear's role has been subsumed by that of Mr. Tom O'Shea, Sales Director.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   Financial Statements

         None

   Exhibits

         99.2 - Letter of Resignation from Kate Carpenter dated September 27, 2004.

         99.3 - Letter of Resignation from Alex Whear, undated.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          True Health, INC.



                                          By:/s/David Francis
                                             --------------------------------
                                             David Francis, President and CEO


Date:  December 8, 2004



                                  EXHIBIT 99.2

                                                               Miss K Carpenter
                                                                 39 Tylney Road
                                                                        Bromley
                                                                           Kent
                                                                        BR1 2RJ
                                                              27 September 2004


Mr D Francis
Westmeria Healthcare Ltd
Kelsey House
77 High Street
Beckenham
Kent
BR3 1AN


Dear David

After much consideration, I have decided to tender my resignation. Under the terms of my contract, I am therefore giving three month's notice.

I would be grateful if we could meet to discuss the issue regarding my share options at a convenient time.

I would like to thank you for the opportunities that I have had with Westmeria and the growth I have experienced. I obviously wish you every continued success.

Yours sincerely,

/s/Kate Carpenter



                                  EXHIBIT 99.3

To David

Further to our meeting on the 29th of October 2004, I hereby deliver to you in writing my resignation from the employment of Westmeria Healthcare.

Before acknowledgment of my resignation is made I would firstly like to request written information concerning the following areas in a detailed documented format where necessary.

= Confirmation as agreed at our meeting of my three months garden leave.

= The process of obtaining my outstanding share options within Westmeria Healthcare, as previously discussed with both yourself and Ian Wylie.

= The number of day's holiday owed as previously discussed with Sally Shepherd.

I look forward to your earliest response.

Many thanks,

/s/Alex Whear